UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CRYOLIFE, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed

Important Notice of Availability of Materials for the Special Stockholder Meeting of

To Be Held On:

November 16, 2021 at 9:00 a.m. Eastern Time

Meeting live via the Internet – please visit https://web.lumiagm.com/295739807 (password: cryolife2021)

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy.  To facilitate timely delivery please make the request as instructed below before 11/2/2021.

Please visit http://www.astproxyportal.com/ast/01609/special, where the following materials are available for view:

● Notice of Special Meeting of Stockholders
● Proxy Statement
● Form of Electronic Proxy Card

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@astfinancial.com
WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials
TO VOTE:

ONLINE: To access your  online  proxy  card,  please  visit  www.voteproxy.com and  follow  the  on-screen instructions or scan the QR code  with your smartphone.  You may enter  your voting instructions at www.voteproxy.com up until 11:59  PM EDT the day before the meeting date.

VIRTUALLY AT THE MEETING: The  company will be  hosting the  meeting live via the  Internet this year. To attend the meeting via the Internet, please visit https://web.lumiagm.com/295739807 (password: cryolife2021) and  be  sure to have  your control number available.

TELEPHONE: To vote  by telephone, please visit www.voteproxy.com to view the  materials and  to obtain the toll free number to call.

MAIL: You may request a card  by following the instructions above.

1.

To  approve the  reincorporation  of CryoLife,  Inc.  from  the  State of Florida  to  the  State of Delaware,  including   the  Plan  of  Conversion,  Florida  Articles  of  Conversion,   Delaware Certificate of Conversion, Delaware Certificate of Incorporation, and  Delaware Bylaws.

	2.	To approve an exclusive forum provision as set forth in the Delaware Certificate of Incorporation to take effect following the Reincorporation.

	3.	To approve an adjournment of the meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Reincorporation Proposal or the Exclusive Forum Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.

Please note that you cannot use this notice to vote by mail.